SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 26, 2005

Date of Report (Date of earliest event reported)

PSB BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	000-24601	23-293074
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Ident. No.)

1835 Market Street
Philadelphia, PA	19103
(Address of principal executive offices)	(Zip Code)

(215) 979-7900

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02                                             Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 15, 2005, the board of directors of  PSB Bancorp, Inc. (the “Board”) elected Mr. Edward J. Reitmeyer as a member of the Board to fill the vacancy created by the death of Mr. Stephen Marcus.  Additionally, Mr. Reitmeyer was appointed to serve as a member of the Audit Committee, the Compliance Committee, the Compensation Committee, and will serve as the chairman of the Corporate Governance Committee.  Mr. Reitmeyer is a partner in the public accounting firm of Drucker & Scaccetti, PC.  Mr. Reitmeyer qualifies as an independent director in accordance with the requirements contained in Sec. 10A(m)(3) of the Securities Exchange Act of 1934.

There are no transactions between Mr. Reitmeyer and PSB requiring disclosure under Item 404(a) of Regulation SK.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSB Bancorp, Inc.

By:	/s/ Anthony DiSandro
Anthony DiSandro,
President, Chief Executive Officer

Dated:  October 26, 2005